Exhibit 99.1

Camping World Announces Goal of Operating 70 or More Gander Mountain
Stores Following Planned Acquisition

May 8, 2017  (Lincolnshire, IL) — On May 1, 2017, Camping World Holdings, Inc. (NYSE: CWH) (“Camping World”), the nation’s largest network of RV-centric retail locations and only provider of a comprehensive portfolio of services, protection plans, products and resources for the outdoor enthusiast, announced the planned acquisition of certain assets of Gander Mountain Company (“Gander Mountain”) and its Overton’s, Inc. (“Overton’s”) boating business, following Camping World’s successful bid for certain assets of Gander Mountain and Overton’s in a bankruptcy auction on April 27, 2017 and April 28, 2017.  On May 4, 2017, the transaction was approved by the United States Bankruptcy Court for the District of Minnesota (the “Bankruptcy Court”).

On May 5, 2017, CWI, Inc., an indirect subsidiary of Camping World, entered into an asset purchase agreement (the “Agreement”) with Gander Mountain. As part of the Agreement, Camping World obtained the right to designate any real estate leases for assignment to Camping World or other third parties and initially plans to operate stores that it believes have a clear path to profitability.  Marcus Lemonis, Chairman and CEO of Camping World, stated “after reviewing the stores in more detail since our successel bid in the bankruptcy process, our current goal is operate seventy or more, locations subject to, among other things, our ability to negotiate lease terms with landlords on terms acceptable to us and approval of the Bankruptcy Court.  The current liquidation of the existing Gander Mountain inventory will allow us to start with a clean slate of what we consider the appropriate mix and level of inventory, including the addition of Camping World and Overton’s offerings where appropriate.”

About Camping World Holdings, Inc.

Camping World Holdings Inc. (NYSE: CWH) is the only provider of a comprehensive portfolio of services, protection plans, products and resources for recreational vehicle (“RV”) enthusiasts. Through its two iconic brands, Camping World and Good Sam, the company offers new and used RVs for sale, vehicle service and maintenance along with more than 10,000 products and services through its retail locations and membership clubs. Good Sam branded offerings provide the industry’s broadest and deepest range of services, protection plans, products and resources while the Camping World brand operates the largest national network of RV-centric retail locations in the United States through over 125 retail locations in 36 states and an e-commerce platform. With both brands founded in 1966, product and service offerings are based on 50 years of experience and customer feedback from RV enthusiasts.

For more information, visit www.CampingWorld.com.

Investor Relations Contact:

John Rouleau

ICR

203-682-8200

John.Rouleau@ICRinc.com / Rachel.Schacter@ICRinc.com

Media Contact:

Jessica Liddell

ICR

203-682-8208

Jessica.Liddell@ICRinc.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Camping World and other matters. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding the purchase price of the Overton’s inventory and certain other assets, our future results of operations and financial position,  business strategy and plans and objectives of management for future operations, including with respect to the assets of the Gander Mountain and Overton’s boating business, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expects,’’ ‘‘plans,’’ ‘‘anticipates,’’ ‘‘could,’’ ‘‘intends,’’ ‘‘targets,’’ ‘‘projects,’’ ‘‘contemplates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘predicts,’’ ‘‘potential’’ or ‘‘continue’’ or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  You should carefully consider the risks and uncertainties that affect our business, including those described in our filings with the Securities and Exchange Commission.  These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise.  You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and filings with the Securities and Exchange Commission.